SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        NORTHWEST TELEPRODUCTIONS, INC.
                (Name of Registrant as Specified in Its Charter)

                        NORTHWEST TELEPRODUCTIONS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11:1

(4) Proposed maximum aggregate value of transaction:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1 Set forth the amount on which the filing fee is calculated and state how it was determined.


                        NORTHWEST TELEPRODUCTIONS, INC.

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 JULY 27, 1995

     ---------------------------------------------------------------------


TO THE SHAREHOLDERS OF NORTHWEST TELEPRODUCTIONS, INC.:

     The 1995 Annual Meeting of Shareholders of Northwest Teleproductions, Inc. will be held at the offices of the Company, 4455 WEST 77TH STREET, Minneapolis, Minnesota, on Thursday, July 27, 1995, at 9:00 A.M., Minnesota time, for the following purposes:

     1.   To set the number of members of the Board of Directors at five (5).

     2.   To elect directors of the Company for the ensuing year.

     3. To consider and act upon a proposal to approve the appointment of Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year ending March 31, 1996.

     4. To take action upon any other business that may properly come before the Meeting or any adjournment thereof.

     Only shareholders of record shown on the books of the Company at the close of business on Tuesday, June 20, 1995, will be entitled to vote at the Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the Meeting.

     You are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense to the Company.

     This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.




                                           JAMES N. STEFFEN,
                                           Secretary


Dated: June 26, 1995
Minneapolis, Minnesota



                        NORTHWEST TELEPRODUCTIONS, INC.

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                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 27, 1995

     ---------------------------------------------------------------------


                                  INTRODUCTION

     Your Proxy is solicited by the Board of Directors of Northwest Teleproductions, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on July 27, 1995, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

     The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

     Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

     Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the Company's principal executive office is 4455 West 77th Street, Minneapolis, Minnesota 55435. The Company expects that this Proxy Statement and the related Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about June 26, 1995.


                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed June 20, 1995 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on June 20, 1995, 1,356,425 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding. Such $.01 par value Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock constitutes a quorum for the transaction of business.


                             PRINCIPAL SHAREHOLDERS

     The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of June 20, 1995:

                                    AMOUNT AND
NAME AND ADDRESS                   NATURE OF SHARES        PERCENT
OF BENEFICIAL OWNER             BENEFICIALLY OWNED (1)     OF CLASS


James H. Binger                        184,609               13.6%
80 South Eighth St.
Minneapolis, Minnesota

- - ---------------------------
(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares. The share amounts are based upon information set forth in the shareholder's latest filing with the Company or the Securities and Exchange Commission, as updated by any subsequent information voluntarily provided to the Company by the shareholder.


                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of June 20, 1995, by each executive officer of the Company named in the Summary Compensation Table, by each of the Company's current directors and by all of such directors and executive officers (including the named individuals) as a group.

NAME OF DIRECTOR OR OFFICER             NUMBER OF SHARES       PERCENT
OR IDENTITY OF GROUP                  BENEFICIALLY OWNED (1)   OF CLASS

James S. Fish                                10,000               *
John A. Goodacre                              4,000               *
John G. Lindell                              34,937(2)            2.6%
Jane K. Mauer                                 1,000(3)            *
Robert C. Mitchell                           67,753(4)            5.0%
Gerald W. Simonson                           21,160               1.6%
James N. Steffen                             16,783               1.2%
Directors and Executive Officers            159,383              11.8%
 as a group (8 persons)


- - ---------------------------
*Less than 1%

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Mr. Lindell has sole voting and sole investment power over 24,012 shares owned directly by him and shares voting and investment power with his wife over 10,925 shares.

(3)  Ms. Mauer is employed as an investment manager of a company owned by James
     H. Binger, as described below. Mr. Binger owns 13.6% of the Company's Common Stock, as set forth in the Principal Shareholders table. Ms. Mauer disclaims any beneficial ownership of such shares.

(4) Mr. Mitchell's total includes 35,307 shares owned by Mr. Mitchell's wife. Mr. Mitchell may be deemed to share voting and investment power over such shares with his wife.


                             ELECTION OF DIRECTORS
                             (PROPOSALS #1 AND #2)

GENERAL INFORMATION
     The Bylaws of the Company provide that the number of directors shall not be less than the minimum required by law and that in accordance with such requirement the number of directors to be elected for the ensuing year shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at five. Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. John A. Goodacre, a current member of the Board, has notified the Company that he does not wish to stand for re-election. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

     The following table provides certain information with respect to the nominees for director.

                                 CURRENT
                                POSITION(S)                                                         DIRECTOR
NAME OF NOMINEE          AGE   WITH COMPANY      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS       SINCE

James S. Fish             79     Director      Sole  owner of  Ad-Ventures  in  Wayzata  (a private    1979
                                               marketing   communications   consulting  firm)  from
                                               June,  1979 to  present;  Dean  Emeritus of Graduate
                                               Programs   in   Business   Communications   at   the
                                               University  of St.  Thomas  in St.  Paul,  Minnesota
                                               from December, 1983 to June, 1987.

John G. Lindell           62     Director      Retired;  President (from January, 1981 to December,    1970
                                               1985) and Chief  Operating  Officer (from  November,
                                               1979 to  December,  1985) of  RayGo,  Inc.  (a heavy
                                               equipment manufacturer).

Jane K. Mauer             44     Director      President  of Tartan  Investment  Company,  a family    1992
                                               investment  and asset  management  company  owned by
                                               the  James  H.  Binger  family,   since  May,  1993;
                                               Executive  Vice  President  of  Whitney   Management
                                               Company,  a family  investment and asset  management
                                               company, from April 1982 to May, 1993.

Robert C.                 61   President and   President of the Company since 1976.                    1976
Mitchell                         Director

Gerald W.                 64     Director      Venture   capital   investor   since   June,   1978;    1976
Simonson                                       President and Chief  Executive  Officer of Unisource
                                               Corporation (general partner of real  estate limited
                                               partnerships    and    manufacturer    of   computer
                                               accessories)  since  January, 1980;  Chief Executive
                                               Officer   of    Omnetics    Connector    Corporation
                                               (manufacturer  of  microminiature  connectors) since
                                               March,  1991.  Also  currently  a  director  of  the
                                               following  companies  required  to  report under the
                                               Securities Exchange Act of 1934: Medtronic, Inc. and
                                               Winthrop Resources Corporation.


COMMITTEE AND BOARD MEETINGS

     The Company's Board of Directors has an Audit Committee which reviews with the Company's independent auditors the annual financial statements and the results of the annual audit. The Audit Committee also is used to review potential conflict of interest situations involving related party transactions. The Audit Committee's members are Ms. Mauer, Mr. Lindell and Mr. Simonson. The Audit Committee met twice during fiscal 1995.

     The Board also has a Compensation Committee consisting of all Board members except Mr. Mitchell. The Committee reviews and recommends the compensation to be paid to the Company's officers. During fiscal 1995, the Compensation Committee met once. The Board does not have a nominating committee.

     The Company's Board of Directors held eight meetings during fiscal 1995. Each director attended seventy-five percent or more of the total number of meetings of the Board and of Committee(s) of which he or she was a member.

DIRECTORS FEES
     Each director who is not an employee of the Company receives $200 for each Board of Directors or Committee meeting attended by him or her, with an annual maximum of $2,000, and annual fees of $4,000 payable at a rate of $1,000 for each fiscal quarter during which he or she serves as a director.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's President (who serves as chief executive officer) and to each other executive officer whose total salary and bonus for fiscal 1995 exceeded $100,000:






                                                                               LONG TERM
                                                                              COMPENSATION
                                                                -------------------------------------------
                                                                     AWARDS            PAYOUTS
                                          ANNUAL                -------------------    --------
                                       COMPENSATION             RESTRICTED                        ALL OTHER
                              ---------------------------------   STOCK                  LTIP      COMPEN-
NAME AND PRINCIPAL     FISCAL  SALARY(1)                          AWARDS    OPTIONS     PAYOUTS     SATION
    POSITION            YEAR    ($)      BONUS($)       OTHER      ($)     /SARS (#)      ($)       ($)(2)
- - ------------------     ----    --------  --------     ---------  ------    ---------    -------   ---------
Robert C. Mitchell,    1995    $172,000     -0-         -0-       None        None        None     $3,267
 President             1994     134,000   $21,517    $30,000(3)   None        None        None      3,150
                       1993     126,000     -0-       30,000(3)   None        None        None      3,392


James N. Steffen,      1995     110,000     -0-         -0-       None        None        None      2,729
 Vice President        1994     107,000    10,759       -0-       None        None        None      2,670
                       1993     102,000     -0-         -0-       None        None        None      2,550


- - ---------------------------

(1) Amounts under "Salary" also include the executive's salary deferral contributions to the Company's 401(k) profit sharing plan.

(2) Amounts reflect Company contributions to the Company's 401(k) profit sharing plan.

(3) Amount represents directors fees for serving as sole director of the Company's subsidiaries.

STOCK OPTIONS
     No stock options were granted to or exercised by the Company's executive officers during the 1995 fiscal year or were held by the executive officers at the end of fiscal 1995.

EMPLOYMENT CONTRACTS
     The Company executed an employment agreement with Robert Mitchell, its President, dated May 4, 1983, which contains several provisions relating to termination of Mr. Mitchell, including a provision allowing the Board of Directors to terminate Mr. Mitchell without cause on any anniversary date of the Agreement. The Agreement has a three-year term which may be extended by the Board of Directors for successive one-year terms. The Board has extended the Agreement's term to May 3, 1998. The Agreement provides for payment to Mr. Mitchell of an annual base salary (presently $172,000, plus such increases in base salary as the Board of Directors may determine on extension of the Agreement) and bonuses. In the event that the Board of Directors terminates Mr. Mitchell on an anniversary date of the Agreement without cause, and assuming compliance by Mr. Mitchell with certain non-compete provisions, the Company has agreed to pay Mr. Mitchell his fixed salary in effect on the date of his termination from the date of such termination until the expiration of the extended term of the Agreement.


                       APPROVAL OF SELECTION OF AUDITORS

                                 (PROPOSAL #3)

     The Board of Directors of the Company, upon recommendation of its Audit Committee, has selected Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year ending March 31, 1996. Deloitte & Touche LLP has acted as independent auditors for the Company since 1976. The Board of Directors desires that the selection of such auditors for the current 1996 fiscal year be submitted to the shareholders for approval. If the selection is not approved, the Board of Directors will reconsider its decision.

     A representative of Deloitte & Touche LLP is expected to be present at the 1995 Annual Meeting and will be given an opportunity to make a statement if so desired. Such representative is also expected to be available to respond to appropriate questions at the Meeting.


                                 OTHER BUSINESS

     The Board of Directors knows of no other matters to be presented at the 1995 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                             SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1996 annual meeting must be received by the Company by February 28, 1996 to be includable in the Company's proxy statement and related proxy for the 1996 annual meeting.


                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 1995, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such Report is incorporated herein or is to be considered proxy soliciting material.

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1995 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, NORTHWEST TELEPRODUCTIONS, INC., 4455 WEST 77TH STREET, MINNEAPOLIS, MINNESOTA 55435.


Dated: June 26, 1995
Minneapolis, Minnesota


                        NORTHWEST TELEPRODUCTIONS, INC.
                                     PROXY
        FOR 1995 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 27, 1995

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints ROBERT C. MITCHELL and JAMES N. STEFFEN and each of them, with full power of substitution, his or her Proxies to represent and vote, AS DESIGNATED BELOW, all shares of Northwest Teleproductions, Inc. registered in the name of the undersigned, at the Company's 1995 Annual Meeting of Shareholders and at any adjournments thereof, and the undersigned hereby revokes all proxies previously given with respect to the Meeting.

1. Set the NUMBER OF DIRECTORS at five. . .
   [ ] FOR             [ ] AGAINST       [ ] ABSTAIN

2. ELECTION OF DIRECTORS. Nominees: James Fish, John Lindell, Jane Mauer, Robert Mitchell, Gerald Simonson

[ ] FOR  ALL  nominees   listed         [ ] WITHHOLD   AUTHORITY  to
    above  (except  those whose             vote  for  ALL  nominees
    names have been  written on             listed above.
    the line below).

(To WITHHOLD authority to vote for any individual nominee write that nominee's name on the line below.)

- - --------------------------------------------------------------------------------
                      (continued and to be signed and dated on the reverse side)

(continued from other side)

3. Approve the appointment of Deloitte & Touche LLP as INDEPENDENT AUDITORS for the current fiscal year. . .
   [ ] FOR             [ ] AGAINST       [ ] ABSTAIN

4. OTHER MATTERS. In their discretion, the appointed Proxies are. . .
   [ ] AUTHORIZED            [ ] NOT AUTHORIZED . . .
   to vote upon such other business as may properly come before the Meeting.

                                   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL AND, IN THE CASE OF PROPOSAL #4, WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL #4.

                                   Dated: ________________________________, 1995

                                   _____________________________________________

                                   _____________________________________________
                                   (PLEASE DATE AND SIGN name(s) exactly as shown on your stock certificate. Executors, administrators, trustees, guardians, etc., should indicate capacity when signing. FOR STOCK HELD IN JOINT TENANCY, EACH JOINT OWNER SHOULD SIGN.)